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                                                                    Exhibit 10.2

                             WESTAR INDUSTRIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
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1.   Purpose.

     The purpose of this Plan is to provide eligible employees the opportunity to purchase Common Stock at a discount on a basis that qualifies for the tax treatment prescribed by Code Section 423.

2.   Definition.

     The following terms, when used in this Plan, shall have the following meanings:

     (a) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

     (c) "Committee" means the Compensation Committee of the Board or such other committee appointed by the Board of Directors to administer this Plan pursuant to the provisions of Section 3(a) of this Plan.

     (d) "Common Stock" means common stock, par value $.01 per share, of the Company.

     (e) "Company" means Westar Industries, Inc., a Kansas corporation, its successors and assigns.

     (f) "Fair Market Value" on a particular date means the closing sale price of the Common Stock in consolidated trading on the date in question as reported by The Wall Street Journal or another reputable source designated by the Committee, provided that if there were no sales on such date reported as provided above, such price shall be computed as of the most recent prior day for which a sale was so reported. If the foregoing method of determining fair market value should be inconsistent with Code Section 423, then "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

     (g) "General Counsel" means the General Counsel of the Company serving from time to time.
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     (h) "Plan" means the Westar Industries, Inc. Employee Stock Purchase Plan
set forth herein, as amended from time to time.

     (i) "Plan Compensation" means such compensation of an employee as prescribed by the Committee from time to time for purposes of this Plan consistent with the requirements of Code Section 423.

     (j) "Subsidiary" means a subsidiary as defined in Code Section 424(f), including a corporation which becomes such a subsidiary in the future.

3.   Administration.

     (a) The Plan shall be administered by the Committee consisting of two or more directors of the Company as appointed from time to time by the Board.

     (b) Subject to the provisions of this Plan, the powers of the Committee shall include having the authority, in its discretion, to:

         (i) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to this Plan; and

         (ii) make all other determinations necessary or advisable for the administration of this Plan, including but not limited to interpreting this Plan, correcting defects, reconciling inconsistencies and resolving ambiguities.

     (c) The interpretation by the Committee of the terms and provisions of this Plan, and its administration of this Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

     (d) Members of the Board and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

4.   Stock Subject to this Plan.

     (a) Subject to Section 4(c) of this Plan, the aggregate number of shares of Common Stock which may be sold under this Plan is 4,000,000 shares.

     (b) If the number of shares of Common Stock that participating employees become entitled to purchase is greater than the number of shares of Common Stock that are
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offered in a particular offering or that remain available under this Plan, the available shares of Common Stock shall be allocated by the Committee among such participating employees in such manner as it deems fair and equitable consistent with the requirements of Code Section 423.

     (c) In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in this Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under this Plan, and the price of the current offering; provided that any such adjustments shall be consistent with Code Sections 423 and 424.

     (d) Shares of Common Stock which may be delivered under this Plan may be obtained by the Company from its treasury, by purchases in the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. Shares of authorized but unissued Common Stock may not be delivered under this Plan if the purchase price thereof is less than the par value (if any) of the Common Stock at the time. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a change in control) for a number of shares of Common Stock equal in number to the number of shares then subject to options under this Plan, or expected to be subject to options under this Plan in the then pending offering(s), to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate might not be exercisable at the time. No fractional shares of Common Stock may be issued or sold under this Plan.

5.   Eligibility.

     All employees of the Company, and of any Subsidiary designated by appropriate written resolution of the Committee from time to time, will be eligible to participate in this Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that
(a) such rules shall neither permit nor deny participation in this Plan contrary to the requirements of Code Section 423 (including but not limited to Code
Section 423(b)(3), (4) and (8) thereof), (b) no employee shall be eligible to participate in this Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year (unless the Committee determines otherwise on a uniform and nondiscriminatory basis), (c) no employee may be granted an option under this Plan unless he or she has been employed by the Company or a participating Subsidiary for
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at least one year as of the first day of the offering period, (d) no employee may be granted an option under this Plan if such employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his or her employer corporation or any parent or Subsidiary corporation (within the meaning of Code Section 423(b)(3)), and (e) no employee represented by a particular bargaining unit may be granted an option under this Plan if the applicable bargaining unit representative has declined the opportunity for the bargaining unit to participate in this Plan. For purposes of the preceding sentence, the rules of Code Section 424(d) shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code Section 421(a)) shall be treated as stock owned by the employee; and all participating employees shall have the same rights and privileges except as otherwise permitted by Code
Section 423(b)(5).

6.   Offerings; Participation.

     The Company may make offerings of up to 27 months' duration each, to eligible employees to purchase Common Stock under this Plan, until all shares authorized to be delivered under this Plan have been exhausted or until this Plan is sooner terminated by the Board. Subject to the preceding sentence, the duration and commencement date of any offering under this Plan shall be determined by the Committee in its sole discretion. Subject to such rules, procedures and forms as the Committee may prescribe and to the requirements of Code Section 423 and other applicable law, an eligible employee may participate in an offering at such time(s) as the Committee may permit by authorizing a deduction from his or her Plan Compensation for such purpose; provided, however, that the aggregate of all such deductions and any lump sum contribution during an offering period may not exceed such maximum amount or percentage of Plan Compensation as the Committee may designate. The maximum number of shares that an employee may purchase for an offering period shall be determined by the Committee as of the first day of the offering period. The Committee may at any time suspend or accelerate the completion of an offering if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. The Company's obligation to sell and deliver Common Stock under this Plan shall be subject to the approval of any governmental authority whose approval the General Counsel determines is necessary or advisable to obtain in connection with the authorization, issuance or sale of such Common Stock.

7.   Payroll Deductions; Lump-Sum Contribution

     (a) The Company will maintain accounts on its books for all participating employees. All employee contributions shall be credited to such accounts. Employee
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contributions credited to the accounts of participating employees need not be segregated from other corporate funds and may be used for any corporate purpose.

     (b) At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, an employee may increase, decrease or suspend his or her payroll deduction during an offering, or may withdraw the balance of the account maintained under the Plan for such employee and thereby withdraw from participation in an offering.

     (c) In addition to payroll deductions, a participating employee may elect at any time during an offering period to make a single lump-sum contribution to the account maintained under the Plan for such employee, subject to such rules, procedures and forms as the Committee may prescribe. The limit on payroll deductions set forth in Section 6 above shall apply to lump-sum contributions as well, so that the total contributed to the account maintained under the Plan for the employee, whether by payroll deduction or by lump-sum contribution, shall not in the aggregate exceed such maximum amount and/or percentage of Plan Compensation as the Committee may designate pursuant to Section 6 of this Plan.

     (d) The Committee shall determine from time to time in its sole discretion whether and, if so, at what rate and under what circumstances, payroll deductions and/or lump-sum contributions contributed to the account shall accrue interest.

     (e) No employee shall be permitted to make any elective contribution or employee contribution to this Plan for a period of 12 months after the payment to such employee of a hardship distribution (as described in Treasury Regulation
Section 1.401(k)-1(d)(2)(iv)(B)(4)) from a plan of the Company or a related party within the provisions of Code Section 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Code Section 401(k). The foregoing sentence shall not apply if and to the extent the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Code
Section 401(k).

     (f) Any balance remaining in any employee's account at the end of an offering period will be carried forward into the account maintained under the Plan for the employee for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under Section 8 (c) of this Plan. Any excess shall be refunded to the employee. Upon termination of this Plan, all amounts in the accounts of participating employees shall be carried forward into their accounts under a successor plan, if any, or refunded to them, as the Committee may decide.
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     (g) In the event of the termination of a participating employee's employment for any reason, his or her participation in any offering under this Plan shall cease, no further amounts shall be deducted pursuant to this Plan and the balance in the employee's account shall be paid to the employee, or, in the event of the employee's death, to the employee's beneficiary. For purposes of this Plan, a participating employee's beneficiary shall be the person, persons or entity designated by the participating employee on a form prescribed by the Committee and filed with the Committee or, if none, the participating employee's estate.

8.   Purchase; Purchase Limitations

     (a) Within the limitations of Section 8(d) of this Plan and subject to the maximum established by the Committee for the employee pursuant to Section 6, each employee participating in any offering under this Plan will be granted an option, upon the effective date of such offering, for as many full shares of Common Stock as the amount of his or her account (including any contributions made by means other than payroll deductions) at the end of the offering can purchase.

     (b) As of the last day of the offering period, the account of each participating employee shall be totaled. Subject to the provisions of Sections 6, 7(b) and 8(d) of this Plan, if such account contains sufficient funds as of that date to purchase one or more full shares of Common Stock at the price determined under Section 8(c) of this Plan, the employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock at the price determined under Section 8(c) of this Plan that the balance of the account maintained under the Plan for the employee will permit; such employee's account will be charged for the amount of the purchase and for all purposes under this Plan the employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company's registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct. Notwithstanding any provision of this Plan to the contrary, the Committee may but need not permit fractional shares to be purchased under this Plan provided that no certificates may be issued for fractional shares.

     (c) The Committee shall determine before the first day of any offering period under this Plan the purchase price of shares of Common Stock which may be sold under the respective offering, subject to the conditions set forth in
Section 8(c) of this Plan and Code Section 423. The purchase price of shares of Common Stock which may be sold under this Plan shall be no less than (i) an amount not less than 85 percent of the Fair Market Value as of the first day of the offering period, or if such day is not a day for which Fair Market Value is available, then the next succeeding day on which such Fair Market Value is available, (ii) an amount not less 85 percent of the Fair Market Value as of the last day of
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the offering period, or if such day is not a day for which Fair Market Value is available, then the next preceding day on which such Fair Market Value is available, or (iii) the lesser of the amounts described in Sections 8(c)(i) and 8(c)(ii) of this Plan, and shall in no event be less than the minimum amount that complies with Code Section 423.

     (d) In addition to any other limitations set forth in, or authorized by the Committee under, this Plan, (i) no employee may purchase in any offering period under this Plan more than the number of shares of Common Stock determined by dividing the lesser of the employee's Plan Compensation as of the first day of the offering period, or $25,000 by the Fair Market Value of a share of Common Stock on that day, and (ii) no employee may be granted an option under this Plan which permits his or her rights to purchase stock under this Plan, and any other stock purchase plan of his or her employer corporation and its parent and subsidiary corporations that is qualified under Code Section 423, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock which may be purchased by any employee during an offering period in accordance with Code Section 423(b)(5).

     (e) Anything in this Plan to the contrary notwithstanding, the Committee may in its sole discretion terminate an offering period at any time prior to its otherwise scheduled end. The Committee shall give each participating employee notice of such early termination of the offering period. In the event of such early termination, the provisions of Section 8(b) shall apply based on the newly established last day of the offering period, and any balance remaining in any employee's account after all shares have been purchased for such offering period shall be refunded to the employee.

9.   No Transfer.

     (a) No option, right or benefit under this Plan may be transferred by a participating employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under this Plan may be exercised during the participating employee's lifetime only by such employee.

     (b) Book entry accounts and certificates for shares of Common Stock purchased under this Plan may be maintained or registered, as the case may be, only in the name of the participating employee or, if such employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship.
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10.  Effective Date and Duration of Plan.

     The Plan shall become effective upon consummation of the rights offering to shareholders of Western Resources, Inc. entitling the holders to purchase shares of the Company's Common Stock. This Plan shall remain in effect until the day preceding the tenth anniversary of consummation of such rights offering or until this Plan is sooner terminated by the Board of Directors, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board of Directors so provides.

11.  Amendment and Termination of this Plan.

     The Plan may at any time be amended in any respect or terminated by written resolution of the Board of Directors without shareholder approval, unless shareholder approval is required under Section 423 of the Code.

12.  General Provisions.

     (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

     (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned under this Plan until such shares are issued or transferred to him or her.

     (c) All expenses of adopting and administering this Plan shall be borne by the Company, and none of such expenses shall be charged to any participant.

     (d) The Plan shall be governed by and construed under the laws of the State of Kansas, without giving effect to the principles of conflicts of laws of that State.

     (e) The Plan and each offering under this Plan are intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423. Every provision of this Plan shall be administered, interpreted and construed to carry out those intentions, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.